ORIGINAL

onsetfinancial

AMENDMENT NO. 1
TO
LEASE SCHEDULE NO. 001
TO
MASTER LEASE AGREEMENT NO. OFI1445421

Reference is made to Lease Schedule No. 001 dated August 8, 2022, including any amendments thereto, (collectively, the "Schedule") between **ONSET FINANCIAL, INC.** (the "Lessor") and **THE SUSTAINABLE GREEN TEAM, LTD.** and **MULCH MANUFACTURING, INC.**, as co-lessees, (collectively, the "Lessee") to Master Lease Agreement No. OFI1445421 dated August 8, 2022 (the "Master Lease"). The Schedule as it incorporates the terms and conditions of the Master Lease is referred to herein as the "Lease". Pursuant to the Lease, Lessor has agreed to purchase and lease to Lessee property specified in the Lease. All capitalized terms used herein but not defined herein shall have the same meanings ascribed to them in the Lease.

The Schedule is hereby amended effective the date hereof by adding subsection m to Section 11 (Additional Provisions) as follows:

SECTION 11 ADDITIONAL PROVISIONS:

m. ADDITIONAL COLLATERAL: Lessor, as Secured Party, and Lessee, as Debtor, have entered into a Security Agreement (Personal Property) dated August 22, 2022 (the "Security Agreement"), pursuant to which Lessee has granted to Lessor a security interest in personal property (the "Collateral" as described in the Security Agreement) to secure Lessee's obligations under this Schedule. Lessee's breach of any of its representations, warranties, covenants and agreements under the Security Agreement shall constitute an additional Event of Default under the Master Lease. Upon the occurrence of an Event of Default specified above, Lessor shall be entitled to exercise all of its rights and remedies under the Master Lease and under the Security Agreement, including without limitation as an additional remedy, foreclosure of Lessor's security interest in the Collateral as provided under the Security Agreement.

All other terms and conditions of the Lease shall remain in full force and effect without change.

Dated: August 22, 2022

[Signature(s) on following page]

[Amendment No. 1 to Lease Schedule No. 001 Signature Page]

LESSOR:

ONSET FINANCIAL, INC.

BY: Laura Assis
Laura de Assis
TITLE: Vice President

LESSEE:

THE SUSTAINABLE GREEN TEAM, LTD.

BY: ______________________

TITLE: CEO

LESSEE:

MULCH MANUFACTURING, INC.

BY: ______________________

TITLE: CEO